Brown Advisory Small-Cap Growth Fund Class/Ticker: Institutional Shares / BIASX Advisor Shares / BASAX D Shares / BIAAX Not available for sale
Summary Prospectus | October 31, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.brownadvisoryfunds.com/FundDocuments.aspx. You may also obtain this information at no cost by calling 800-540-6807. The Fund’s Prospectus and Statement of Additional Information, both dated October 31, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Brown Advisory Small-Cap Growth Fund (the “Fund”) seeks to achieve capital appreciation by primarily investing in equity securities.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Advisor Shares	D Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	1.00%	None
Exchange Fee (as a % of amount exchanged within 14 days of purchase)	1.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%	0.00%
Other Expenses	0.18%	0.19%	0.13%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(1)	1.19%	1.45%	1.14%
(1) The Total Annual Fund Operating Expenses do not correlate to the Ratios to Average Net Assets – Net Expenses provided in the Financial Highlights Section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$121	$378	$654	$1,443
Advisor shares	$148	$459	$792	$1,735
D shares	$116	$362	$628	$1,386

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year ended June 30, 2011, the portfolio turnover rate for the Fund was 61% of the average value of its portfolio.

Principal Investment Strategies
Under normal conditions, Brown Investment Advisory Incorporated (the “Advisor”) seeks to achieve the Fund’s investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small domestic companies.  Small companies, according to the Advisor, are companies whose market capitalizations are generally less than $4 billion at the time of purchase.  The Fund invests primarily in companies the advisor believes have above average growth prospects.  The Advisor conducts an in-depth analysis of a company’s fundamentals to identify those companies it believes have the potential to grow earnings at an above average rate annually.

Equity securities include domestic common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”).  The Advisor may also invest in private placements in these types of securities.  The Fund invests primarily in ETFs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein.  ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  The Fund may invest up to 20% of its net assets in foreign securities, including in emerging markets.

The Advisor may sell a security or reduce its position if it believes:
•	The security subsequently fails to meet initial investment criteria;
•	A more attractively priced security is found; or
•	The security becomes overvalued relative to the long-term expectation.

In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is an inconsistent with its principal investments strategies and invest, without limitation, in cash or prime quality cash equivalents.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The following are the principal risks that could affect the value of your investment:

•	ADR Risk. ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks.

•
Convertible Securities Risk.  The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

•
Equity and General Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated.  The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.

•
ETF Risk.  ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

•	Growth Company Risk. Securities of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

•	Management Risk. The Fund may not meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Fund.

•
Private Placement Risk.  The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs, REITs and ETFs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended (“1933 Act”).  Privately issued securities are restricted securities that are not publicly traded.  Delay or difficulty in selling such securities may result in a loss to the Fund.

•
REIT and Real Estate Risk.  The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

•	Smaller Company Risk. Securities of companies smaller than larger companies may be more volatile and as a result, the price of smaller companies may decline more in response to selling pressure.

Performance Information
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance of Institutional Shares from year-to-year.  The table shows how the average annual returns of Institutional Shares, Advisor Shares and D Shares for 1, 5 and 10 year periods compare to a broad-based market index.

Effective April 12, 2010, the Brown Advisory Small-Cap Growth Fund, a series of Forum Funds (the “Predecessor Fund”) reorganized into the Fund, which is a series of Professionally Managed Portfolios.  Performance shown prior to April 12, 2010 is that of the Predecessor Fund.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.brownadvisoryfunds.com or by calling 800-540-6807 (toll free).

Brown Advisory Small-Cap Growth Fund – Institutional Shares
Calendar Year Total Returns

The Fund’s calendar year-to-date total return as of September 30, 2011 was -20.77%.  During the periods shown in the chart, the highest quarterly return was 34.96% (for the quarter ended December 31, 2001) and the lowest quarterly return was -35.46% (for the quarter ended September 30, 2001).

Brown Advisory Small-Cap Growth Fund
Average Annual Total Returns
For the period ended December 31, 2010	1 Year	5 Years	10 Years
Institutional Shares
– Return Before Taxes	29.06%	6.92%	2.45%
– Return After Taxes on Distributions	29.06%	6.54%	2.26%
– Return After Taxes on Distributions and Sale of Fund Shares	18.89%	5.91%	2.07%
Advisor Shares
– Return Before Taxes	28.46%	6.38%	2.09%
D Shares
– Return Before Taxes	29.08%	6.65%	2.24%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	29.09%	5.30%	3.78%

NOTE: Institutional Shares of the Small-Cap Growth Fund commenced operations on June 28, 1999 as part of the Predecessor Small-Cap Growth Fund.  Advisor Shares commenced operations on April 25, 2006 as part of the Predecessor Small-Cap Growth Fund.  Performance shown prior to inception of the Advisor Shares is based on the performance of Institutional Shares, adjusted for the higher expenses applicable to Advisor Shares.  Prior to July 1, 2011, the Advisor Shares were known as A Shares.  D Shares commenced operations on September 20, 2002 as part of the Predecessor Small-Cap Growth Fund.  Performance shown prior to inception of the D Shares is based on the performance of Institutional Shares adjusted for the expenses applicable to D Shares.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Institutional Shares only.  After-tax returns for Advisor Shares will vary.

Management

Investment Advisor	Portfolio Managers
Brown Investment Advisory Incorporated	Timothy W. Hathaway, CFA and Christopher A. Berrier have been the co-managers of the Fund since 2005.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, or by telephone at 800-540-6807 (toll free).  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
– Standard Accounts	$250,000	$100
– Traditional and Roth IRA Accounts	$2,000	$100
– Accounts with Systematic Investment Plans	$2,000	$100
Advisor Shares
– Standard Accounts	$2,000	$100
– Traditional and Roth IRA Accounts	$1,000	N/A
– Accounts with Systematic Investment Plans	$250	$100
– Qualified Retirement Plans	N/A	N/A

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.